STATE OF NEW MEXICO
ENERGY, MINERALS AND NATURAL RESOURCES DEPARTMENT
OIL CONSERVATION DIVISION

IN RE PETROLIA ENERGY CORPORATION **CASE NO. 21982**

STIPULATED FINAL ORDER

Pursuant to the New Mexico Oil and Gas Act ("Act"), NMSA 1978, Section 70-2-1, *et seq.*, and 19.15.5.10(C) NMAC, the Director of the Oil Conservation Division ("OCD") and Petrolia Energy Corporation, OGRID #371666 ("Petrolia") enter into this Stipulated Final Order ("Order") to resolve the above-referenced matter.

1. OCD is charged with the administration and enforcement of the Act and the implementing rules, and has jurisdiction to regulate Petrolia's wells in the state of New Mexico.

2. Petrolia is the operator of record for the wells identified in Exhibit A.

3. On April 8, 2021, OCD issued a Notice of Violation ("NOV") to Petrolia alleging:

   (a) Petrolia failed to report production required by 19.15.7.24 NMAC;

   (b) Petrolia exceeded the number of inactive wells allowed by 19.15.5.9(A)(4)(b) NMAC;

   (c) Petrolia failed to provide financial assurance in the amount required by 19.15.8.9(C) NMAC; and

   (c) Petrolia failed to provide financial assurance in the amount required by 19.15.8.9(D) NMAC.

4. On May 26, 2021, OCD docketed the case for hearing.

5. On June 4, 2021, Petrolia Answered. The parties subsequently engaged in informal resolution.

6. Petrolia admits the violations alleged in the NOV.

7. To resolve the alleged violations, Petrolia agrees that:

(a) No later than 15 days after the OCD Director signs this Order, Petrolia shall submit complete and accurate C-115 forms for each well listed in Exhibit A, Table 1. Thereafter, Petrolia shall submit monthly C-115 forms for every well not plugged and released by OCD.

(b) Petrolia shall plug and abandon at least two wells from Exhibit A, Table 2, within each calendar month beginning November 2021 until all twenty-seven wells are plugged and abandoned and released by OCD. If Petrolia plugs and abandons more than the required number of wells within any calendar month, Petrolia may count the extra wells plugged against future monthly plugging requirements,

(c) Petrolia shall file initial C-103 forms at least 30 days in advance of planned plugging dates, and Petrolia shall otherwise comply with all notice and form requirements, including but not limited to submissions required in 19.15.7.14 NMAC. Petrolia shall notify OCD by email of any submission related to the plugging or remediation of wells identified in Exhibit A, Table 2,

(d) Within 30 days after the OCD Director signs this Order, Petrolia shall provide blanket financial assurance in the amount of $258,000.00, for all wells identified in Exhibit A, Table 2,

(e) Petrolia may not request release of single well bonds existing at the time of execution of this agreement until the well to which the single well bond applies is released by OCD.

8. Written notice required by paragraph 7 shall be given to OCD at the following electronic mail address: OCD.Engineer@state.nm.us.

9. If Petrolia complies with this Stipulated Final Order, OCD shall abate all of the civil penalties.

10. If Petrolia fails to complete an action specified in paragraph 6, then Petrolia shall pay a stipulated penalty of $250.00 for each day for each violation until it completes the action.

11. If Petrolia fails to pay the stipulated penalty or portion thereof no later than 30 days after service of OCD's written demand, it shall pay interest on the stipulated penalty or unpaid portion thereof until paid in full at the interest rate of 8.75 percent as provided in NMSA 1978, § 56-8-4(A).

12. Petrolia admits OCD's jurisdiction to file the NOV, consent to the relief specified herein, and waive the right of review by the Oil Conservation Commission.

13. The persons executing this Order represent that they have the requisite authority to bind their respective parties and such representation shall be legally sufficient evidence of their actual or apparent authority.

OIL CONSERVATION DIVISION

______________________ Date: ________________
Adrienne Sandoval
Director

PETROLIA ENERGY CORPORATION

___________________________ Date: ________________